J.P. Morgan Healthcare Conference January 11, 2023

Safe harbor and forward-looking statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the anticipated timing of our planned clinical trials within our pipeline, including VERITAC-3, a trial of ARV-471 in combination with palbociclib, our ARV-471 monotherapy study in the adjuvant setting, and our bavdegalutamide (ARV-110) monotherapy study; the potential therapeutic benefits of ARV-471; the expected timing for submission of investigational new drug applications or clinical trial authorization applications for our preclinical candidates as well as timing of initiation of two additional enabling studies for our preclinical candidates; whether our preclinical programs will help treat patients with solid and haematological cancerous malignancies and neurodegenerative disorders; whether ARV- 471’s tolerability and signals of efficacy could allow its potential use as a “backbone” of care across stages of breast cancer; whether our PROTAC® degraders eliminating the androgen receptor, or AR, may surpass the benefits of AR inhibitors and the extent to which an AR-targeting PROTAC® degrader may address the unmet needs of patients with prostate cancer across multiple stages of disease; the timing for beginning a pivotal trial for bavdegalutamide and AR PROTAC® investigations in pre- and post-novel hormonal agent settings; whether our BCL6 PROTAC® degrader will be a first-in-class potential therapy for Diffuse Large B-Cell Lymphoma; and the timing of clinical trial initiations, including pivotal trials, first in human studies of PROTAC® protein degraders and certain data readouts. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of various risks and uncertainties, including but not limited to: whether we and Pfizer will be able to successfully conduct clinical development for ARV-471 and receive results from our clinical trials on our expected timelines, or at all; whether we will be able to successfully conduct and complete development for bavdegalutamide (ARV-110), ARV-766, and our other product candidates, including whether we initiate and complete clinical trials for our product candidates and receive results from our clinical trials on our expected timelines, or at all; whether our cash and cash equivalent resources will be sufficient to fund our foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, discussed in the “Risk Factors” section of our quarterly and annual reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this presentation reflect our current views as of the date of this presentation with respect to future events, and we assume no obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. The Arvinas name and logo are our trademarks. We also own the service mark and the registered U.S. trademark for PROTAC®. The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. We have omitted the ® and ™ designations, as applicable, for the trademarks named in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation is intended for the investor community only. It is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. Cross-trial comparisons are not based on head-to-head studies and no direct comparisons can be made.

PROTAC® protein degraders combine the benefits of small molecules and gene-based knockdown technologies


E3 ligase
Target Protein
1. Complex Formation:
Recognizing disease causing protein of interest
PROTAC
Ubiquitin
2. Protein Tagging:
Tagging of target protein for degradation
Iterative activity
3. Protein Destruction:
Target protein is degraded by the proteasome
PROTAC®
High specificity without the requirement for strong binding

Arvinas' proteolysis-targeting chimera (PROTAC®) degraders can:

- Eliminate (rather than inhibit) disease-causing proteins
- Disrupt scaffolding functions of target proteins
- Bind and degrade classically "undruggable" proteins
- Act iteratively (catalytically)
- Be delivered orally and achieve broad tissue distribution, including across the blood-brain-barrier

ARVINAS
3

4 Consistent ability to create PROTAC® degraders with drug-like properties and signals of clinical efficacy and tolerability Creating potential therapies for patients in both oncology and neuroscience One program in a Phase 3 study, and two drug candidates in Phase 2 Partnerships with global leaders in drug discovery, development, and commercialization Leaders in a new class of novel treatments ~$1.3B cash on-hand1 1 Cash, cash equivalents, and marketable securities as of September 30, 2022

Building a unique protein degradation company 5 The capabilities of our PROTAC® platform remain unmatched The deepest and most diverse pipeline of any protein degradation company Creating potential therapies in the largest areas of unmet need: Oncology and Neuroscience First in registrational studies with the PROTAC® technology

Our broad pipeline includes the first pivotal trials for PROTAC® degraders

Program	Therapeutic Area / Indication	Preclinical	Phase 1/1b	Phase 2	Phase 3
ARV-471 Global co-development/ co-commercialization partners with Pfizer	**Oncology:** ER+/HER2- Breast Cancer	★ **VERITAC-2:** ARV-471 monotherapy 2L pivotal trial			
		★ ***VERITAC-3: ARV-471 + palbociclib as 1L combination therapy***			
		★ ***ARV-471 monotherapy in the adjuvant setting***			
		VERITAC: ARV-471 monotherapy dose expansion (2L+)			
		TACTIVE-N: ARV-471 in neoadjuvant setting			
		TACTIVE-E: ARV-471 + everolimus			
		TACTIVE-U: ARV-471 in combination with ribociclib, abemaciclib, and other targeted therapies			
Bavdegalutamide (ARV-110)	**Oncology:** Prostate Cancer	★ ***Bavdegalutamide monotherapy (878/875+ 2L+)***			
		ARDENT: Bavdegalutamide monotherapy dose expansion (2L+)			
		Bavdegalutamide + abiraterone (2L+)			
ARV-766		**ARV-766 monotherapy dose escalation (2L+)**			
		ARV-766 monotherapy dose expansion (2L+)			
AR-V7†, BCL6, KRAS-G12D/V†, Myc†, HPK1 ***Undisclosed Targets***	**Oncology:** Solid and Haematological Malignancies	**BCL6 IND/CTA expected in 2023**	**2 additional programs in IND-enabling studies by end of 2023**		
LRRK2 **Tau†, α-Synuclein, mHTT** ***Undisclosed Targets***	**Neurodegenerative Disorders**	**LRRK2 IND/CTA expected in 2023**			

Anticipated

★ *Pivotal Trial*

ARVINAS

These agents are currently under investigation. Their safety and effectiveness for these investigational uses have not yet been established.
IND, investigational new drug; CTA, clinical trial application
† Denotes historically undruggable proteins

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ARV-471: First-in-class Estrogen Receptor (ER)-degrading PROTAC® in advanced breast cancer

1 in 8 U.S. women will develop breast cancer in her lifetime†

~80% of all newly diagnosed cases of breast cancer are ER-positive (ER+)††

ARV-471 has the potential to become an oral, best-in-class targeted therapy

Fulvestrant is a successful standard of care, but has limitations; resistance is a challenge

Preclinically, ARV-471 demonstrated superior ER degradation (>90%) and superior tumor regression versus fulvestrant

ARV-471 is a potent degrader of ER as well as a complete ER antagonist

Very promising efficacy and tolerability profile to date

ARVINAS Pfizer

ER, estrogen receptor
† ACS: https://www.cancer.org/cancer/breast-cancer/about/how-common-is-breast-cancer.html; accessed 01/06/23
†† https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4549764/, accessed 1/4/2023

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ARV-471: Excellent tolerability and signals of efficacy in the most heavily pretreated patients of any ER-targeting therapy 8 ARV-471 demonstrated strong signals of efficacy in the VERITAC Phase 2 trial Clinical Benefit Rate (Phase 2): 38% (All patients) 51% (Patients with ESR1 mutant tumors) Progression-Free Survival (Phase 2): 3.7 Months (All patients) 5.7 Months (Patients with ESR1 mutant tumors) ARV-471 has been well tolerated Grade 3/4 TRAE reported in 6% (2/35) patients at 200 mg In 35 patients treated at the recommended Phase 3 dose (200 mg), no dose reduction and 1 discontinuation ARV-471 Phase 2 Patients Prior Treatment: Prior CDK4/6i 100% Prior Fulvestrant 79% Prior Metastatic Chemo 45% Data as presented 2022 ESR1, Estrogen Receptor 1 Clinical benefit rate defined as rate of confirmed complete response or partial response or stable disease ≥24 weeks

Our VERITAC-2[1] Phase 3 pivotal trial is designed for success

Treatment (N = 560)

Randomize 1:1

- **ARV-471**
  200 mg orally once daily
- **Fulvestrant**
  500 mg intramuscularly

Days 1 and 15 of cycle 1 and Day 1 of subsequent cycle

Select Patient Eligibility Criteria

- Prior CDK4/6 inhibitor treatment
- No prior fulvestrant
- No prior chemotherapy for locally advanced / metastatic disease

Primary Endpoints

Progression Free Survival (PFS) by Blinded Independent Central Review in:

- ESR1 mutant population
- All Comers (Intention To Treat) population

- In CDK4/6 inhibitor-pretreated patients, ER therapies appear to have **greater activity in ESR1 mutant tumors**
- **ARV-471 degrades ESR1mut and ESR1wt equally**, and has already demonstrated signals of **efficacy in both *ESR1* mutant and wild-type patients**
- **VERITAC-2 will enroll less-pretreated, more ER-driven, 2L patients** (vs. the VERITAC Ph 2 trial)
  - In the VERITAC Ph 2 trial, less-pretreated 2L patients[2] had a numerically higher clinical benefit rate

ESR1, estrogen receptor 1; ESR1mut, ESR1 mutant; ESR1wt, ESR1 wild type

[1] NCT05654623

[2] Patients without prior fulvestrant or chemotherapy for advanced disease

ARVINAS Pfizer

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With Pfizer, we are building a robust ARV-471 development program to impact multiple settings of breast cancer

ARV-471 CLINICAL TRIALS ACROSS THE BREAST CANCER TREATMENT LANDSCAPE

Status	3rd Line	2nd Line	1st Line	Adjuvant
Ongoing	**TACTIVE-U** (Ph1B) Combination: ARV-471 + abema, ribo, and other targeted therapies			
Ongoing	**VERITAC** (Ph2): ARV-471 as 2L monotherapy (P2)			
Ongoing	★ **VERITAC-2** (Ph3): ARV-471 as 2L monotherapy (P3)			
Ongoing			**TACTIVE-E** (Ph1B/2): ARV-471 + everolimus	
Ongoing			**Ph1B:** Combo: ARV-471 + palbo	
Anticipated 2H23			★ **VERITAC-3** (Ph3): ARV-471 + palbo as 1L combination therapy (P3)	
Ongoing				**TACTIVE-N** (Ph2): Neoadjuvant trial
Anticipated				★ **Ph3 Trial:** Adjuvant setting (P3)

ARV-471's tolerability and signals of efficacy could allow its potential use as a "backbone" of care across stages of breast cancer

ARVINAS Pfizer

★ *Pivotal Trial*

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Arvinas’ PROTAC® degraders eliminate the androgen receptor (AR), potentially surpassing the benefits of AR inhibitors 11 AR, androgen receptor 1 ACS: https://www.cancer.org/cancer/prostate-cancer/about/key-statistics.html, accessed 2/22/22; 2 American Cancer Society An AR-targeting PROTAC degrader may address the unmet needs of patients with prostate cancer across multiple stages of disease AR is a critical target in prostate cancer, but tumors develop resistance to standard-of-care AR inhibitors Arvinas has two oral AR-targeting PROTAC degraders in Phase 2 studies: • Bavdegalutamide (ARV-110) • ARV-766 Activity in late-line settings suggests potential for even stronger benefit in earlier-line, less-pretreated patients Prostate cancer is the 2nd leading cause of cancer death for men in the U.S.2 1 in 8 U.S. men will be diagnosed with prostate cancer during their lifetime1

Arvinas’ PROTAC® degraders could meet the substantial unmet need across the prostate cancer treatment paradigm 12 1. *Androgen Receptor 1 Decision Resources Group – Diagnosed Patients 2 Includes Castrate Sensitive Prostate Cancer, Biochemical / Recurrent Prostate Cancer, and non-mCRPC Highest Unmet Need: Therapies that overcome resistance mechanisms to novel hormonal agents and provide durable responses Highest Unmet Need: Well-tolerated therapies that extend survival and freedom from progression Metastatic Castrate Resistant Prostate Cancer (mCRPC) (35,0001) Pre-mCRPC2 (80,0001)3L-4L 2L 1L PROSTATE CANCER TREATMENT PARADIGM Expected AR Dependency Novel Hormonal Agent (NHA) Experience

In Phase 2, bavdegalutamide demonstrated: • 46% PSA50 response rate in patients with AR T878X/H875Y-positive tumors • 0% Grade ≥4 TRAEs • Low rates of discontinuation and dose reduction In late-line mCRPC, bavdegalutamide has shown compelling signals of efficacy and manageable tolerability 13 Bavdegalutamide’s tolerability and compelling signals of efficacy in this late-line, highly refractory setting… …suggest the strong potential for patient benefit in earlier settings Data as presented at 2022 • Post-NHA, T878X/H875Y mutations are believed to be markers of AR dependence • In pre-NHA settings, most patients expected to be AR-driven Metastatic Castrate Resistant Prostate Cancer (mCRPC) (35,0001) Pre-mCRPC2 (80,0001)3L-4L 2L 1L PROSTATE CANCER TREATMENT PARADIGM Expected AR Dependency Novel Hormonal Agent (NHA) Experience 1. *Androgen Receptor NHA, novel hormonal agent; TRAE, treatment-related adverse event 1 Decision Resources Group – Diagnosed Patients 2 Includes Castrate Sensitive Prostate Cancer, Biochemical / Recurrent Prostate Cancer, and non-mCRPC

In 2023, we expect to begin a pivotal trial for bavdegalutamide and to begin AR PROTAC® investigations in pre-NHA settings 14 Androgen Receptor (AR) Franchise Clinical Trials Status Post-NHA Phase 1 Phase 2 Phase 3 Anticipated 2H23 Ongoing Ongoing Data expected 2Q23 Pre-NHA Expect to begin in 2023 ARV-766 Phase 1 dose escalation Bavdegalutamide pivotal Phase 3 trial ARV-766 Phase 2 dose expansion Bavdegalutamide/ abiraterone combo Phase 1B Phase 1B/2 NHA, novel hormonal agent Pivotal Trial

The capabilities of our PROTAC® platform remain unmatched The deepest and most diverse pipeline of any protein degradation company Arvinas’ pipeline is differentiated and sustainable 20+ Pre-clinical programs across oncology and neurodegenerative disease 4 first-in-human studies of new PROTAC® programs beginning in the next 24 months Industry leading preclinical pipeline of degraders 15

We expect our BCL6 PROTAC® degrader to be a first-in-class potential therapy for Diffuse Large B-Cell Lymphoma (DLBCL)

BCL6 is genetically mutated in up to 85% of DLBCL[1], a subset of Non-Hodgkin's Lymphoma

More than 18,000 people are diagnosed with DLBCL each year[2]

DLBCL is largely devoid of oral options; there is no BCL6-targeted therapy on the market or in the clinic

Additional opportunities for a BCL6 degrader exist in Burkitt's Lymphoma, Follicular Lymphoma, Angioimmunoblastic T-cell lymphoma, and solid tumors

The role of BCL6 in driving DLBCL[3]


A NORMAL
BCL6 turns off
Memory B Cell
Plasma Cell
Apoptosis
1
IgV hypermutation
Ig isotype switching
Antigen
Naïve
B Cell
BCL6 turns on
B ONCOGENIC –
BCL6 does not turn off, leading to proliferation and survival of B-Cells
DLBCL

DLBCL, diffuse large B cell lymphoma; Ig, immunoglobulin
[1] J Iqba et. al., 2007
[2] Lymphoma Foundation, bit.ly/3jAni1S;
[3] Figure adapted from Pasqualucci et. al., 2003 (figure at bit.ly/3Q8IGHH)

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Vehicle PROTAC, 3 mpk PROTAC, 10 mpk Our oral, BCL6-targeting PROTAC® clinical candidate inhibits tumor growth by nearly 100% in preclinical models 17 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2200 2400 2600 2800 Days of dosing M ea n Tu m or v ol (m m 3 ) BCL-057 OCI-Ly1 Tumor volumes A126393 vs E3-inactive efficacy | p.o. BiDx28 OCI-Ly1 / CB17SCID xenograft | 3-1-2022 | M. Bookbinder Vehicle A126393-4 3 mpk A126393-4 10 mpk **** p=<0.0001 (ANOVA, mix model) All dosed QD on weekends %TGI 94**** 97**** Tumor Volumes1 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 Days of Dosing M ea n T u m or V ol (m m 3 ) 2800 2600 2400 2200 200 1800 1600 1400 1200 100 800 600 400 200 0 Complete tumor stasis at low, oral daily doses Tumor stasis correlates with 95-100% degradation of measurable BCL6 Similar activity in multiple DLBCL models, including for activated B cell and germinal center B cell lymphomas Program is currently in GLP toxicity studies; IND/CTA expected in 2H23 B C L6 L ev el s % V eh ic le % Degradation Veh 3 mpk 10 mpk 100% degradation at 10 mpk DLBCL, Diffuse Large B-Cell Lymphoma; IND, investigational new drug application; CTA, clinical trial application; mpk, milligrams per kilogram 1 Model: OCI-Ly1. Dosing is oral, twice daily

PROTAC® degraders could revolutionize the treatment of patients with neurological diseases 18 We are creating PROTAC® degraders that can:  Be delivered orally  Cross the blood-brain barrier  Reach targets in “deep brain” regions  Degrade disease-causing proteins inside cells Significant potential advantages over existing modalities  Differentiate between mutant and wild-type proteins, e.g., mutant huntingtin

PROTAC®-induced LRRK2 degradation could be a disease-modifying modality for Parkinson's Disease

LRRK2 is a multidomain scaffolding kinase that contributes to PD (familial and idiopathic)

- Parkinson's Disease (PD) is the second most common neurodegenerative disease, with a diagnosed prevalence of 2.5M in the US, EU5, and Japan
- No disease-modifying therapies have been approved for PD
- Familial mutations and sporadic variants (~2x increase in expression) implicate leucine-rich repeat kinase 2 (LRRK2) in PD
- Human genetics and preclinical animal model data suggest that reduction of 50% of LRRK2 protein, but not kinase inhibition, may impact pathology and dysfunction in PD[1]


Mutations in and Increased Expression of LRRK2
Lysosomal Dysfunction
Neuroinflammation
Mitochondrial Damage
Loss of Dopaminergic Neurons

LRRK2, leucine-rich repeat kinase 2; PD, Parkinson's Disease
[1] Wang, 2021, Zhao, 2017, Henderson, 2019

ARVINAS
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Our oral PROTAC® clinical candidate reaches multiple “deep brain” regions in non-human primates and degrades LRRK2 20 Vehicle 5mpk Vehicle 5mpk Vehicle 5mpk >85% LRRK2 degradation in deep brain regions of cynomolgus monkeys after oral dosing LR R K 2 P ro te in (% o f V eh ic le ) 200 150 100 50 0 Striatum Cerebellum Cortex v v v v vv 87% decrease 87% decrease 89% decrease Data as presented at 2022 Program currently in GLP toxicity studies IND/CTA expected in 2H23 CTA, clinical trial application; GLP, good laboratory practice; IND, investigational new drug application; LRRK2, leucine-rich repeat kinase 2; mpk, milligrams per kilogram

21 In the next 24 months: 5+ clinical trial data readouts expected, including topline data for 1 Pivotal Trial 4 first-in-human studies of new PROTAC® programs anticipated across oncology and neuroscience 4 PIVOTAL TRIALS expected to be ongoing in breast and prostate cancer

Thank You PRESS/MEDIA pr@arvinas.com INVESTORS ir@arvinas.com BUSINESS DEVELOPMENT bd@arvinas.com CAREERS careers@arvinas.com 22 For More Information